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                                                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-05009 and 333-74733) of Eclipse Surgical Technologies, Inc. of our report dated January 29, 1999, appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears in this Form 10-K.

                                               PRICEWATERHOUSECOOPERS LLP





San Jose, California
March 30, 1999